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                                                         EXHIBIT 10.27
               GUARANTY OF PAYMENT AND PERFORMANCE
               -----------------------------------
                            ("Guaranty")

                   Dated as of December 30, 1997

        1. FOR VALUE RECEIVED, and in order to induce BANK ONE, KENTUCKY, NA, a national banking association, and its successors and assigns, 416 West Jefferson Street, Louisville, Kentucky 40202 (the "Bank"), to make the loan evidenced by that certain Amended and Restated Revolving Credit Note dated December 30, 1997, in the face principal amount of Two Hundred Thousand Dollars ($200,000.00) (the "Note") and made by 21ST CENTURY CLAIM SERVICE, INC. ("Borrower"), the undersigned, EQUITY INSURANCE MANAGERS, INC. (the "Guarantor") does hereby personally guarantee unconditionally to the holder of the Note the due and punctual payment of all installments of principal and interest now or in the future due under the Note, as and when the same shall be due and payable thereunder in accordance with their respective terms, and whether the same be declared due by the holder of the Note prior to its stated maturity date by virtue of default thereunder. The undersigned further guarantees the prompt performance by Borrower of all non-monetary undertakings, covenants and agreements to be performed by Borrower under the Note.

        2. The Guarantor consents and agrees that the whole or any part of the security now or hereafter held for the Note may be exchanged, compromised, surrendered or released from time to time; that the time or place of payment of the Note or of any security therefor may be exchanged or extended, in whole or in part, to a time certain or otherwise, and the Note may be renewed or accelerated, in whole or in part; that Borrower may be extended further loans and be granted indulgences generally; that any of the provisions of the Note, or of any instrument securing or pertaining to the security for the same, may be modified or waived (either expressly or through tacit acquiescence);
that any party liable for the payment of the Note may be granted indulgences or released; that neither the death, insolvency, bankruptcy, dissolution, nor disability of the Borrower or of the Guarantor shall affect the obligations hereunder of the Guarantor; that no claim need be asserted against the personal representatives, guardian, trustee in bankruptcy or receiver of any deceased, incompetent, bankrupt or insolvent Borrower or guarantor; that any deposit balance to the credit of Borrower, Guarantor, or any other party liable for payment of the Note or liable upon any security therefor may be released from time to time in whole or in part, at, before or after the stated, extended or accelerated maturity date of the Note; and that the undersigned
Guarantor shall remain bound hereunder, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, waiver, indulgence, release or other action, all of which may be affected without notice to or further asset or agreement by Guarantor.

        3.   The Guarantor expressly waives:

             (a)  Notice of acceptance of this Guaranty;
             (b)  Presentment and demand for payment of the Note;
             (c)  Protest and notice of protest, dishonor or
                  default to Guarantor or to any other party with
                  respect to the Note or any security for the
                  Note;
             (d)  All other notices to which Guarantor may
                  otherwise be entitled;
             (e)  Demand for payment under this Guaranty;
             (f)  Notice of disposition of any security for the
                  Note;
             (g)  All rights of indemnity, exoneration,
                  reimbursement, contribution and/or subrogation
                  of Guarantor against Borrower; and
             (h)  All suretyship and guarantor's defenses
                  generally.
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        4.   This is a guaranty of payment as to monetary obligations and not of collection. The liability of Guarantor under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other guarantor or other person nor against the security or liens available to holder for the payment of the Note. The Guarantor waives any claim to marshaling of assets and waives any right to require that an action be brought against Borrower or any other person prior to action against the Guarantor hereunder and waives any right to require that resort be had to any security for the Note or to any balance of any deposit account or credit on the books of the holder of the Note in favor of Borrower or any other party prior to action by the holder of the Note against the Guarantor hereunder. If the Note is partially paid through the election of the holder thereof to pursue any of the remedies mentioned in this literary paragraph or if the Note is otherwise partially paid, Guarantor shall remain personally liable for the entire unpaid principal balance of, and all accrued interest on, the Note.

        5. The Note shall constitute the primary independent and continuing obligation of the Guarantor, who shall be liable for payment of the debt evidenced by the Note, notwithstanding the partial or total invalidity of the Note.

        6. The obligations of the Guarantor under this Guaranty shall not be subject to any counterclaim, set off, deduction or defense based upon any claim Guarantor may have against Borrower or Bank, and the obligations of Guarantor under this Guaranty shall remain in full force and effect, without regard to, and shall not be released, discharged or in any way modified or affected by, any circumstance or condition (whether or not Guarantor shall have any knowledge or notice thereof), including, but not limited to, any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to Borrower or its properties or its creditors, or any action taken by any trustee or receiver or by any court in any such proceeding.

        7. In the event of any default by Borrower under the Note, Guarantor will pay, to the extent allowable by law to Bank such further amount as shall be sufficient to reimburse fully Bank for all of its costs and expenses of enforcing its rights and remedies under the Note, including, without limitation, Bank's reasonable attorney's fees and court costs, and all of same shall be evidenced by the Note and this Guaranty.

        8. This Guaranty shall be construed in accordance with and governed by the laws of the Commonwealth of Kentucky, without reference to its principles of conflicts of laws.

        9. GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, THE LOAN AGREEMENT OR ANY OTHER DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF BANK, BORROWER OR ANY GUARANTOR. GUARANTOR ACKNOWLEDGES AND AGREES THAT HE HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK.

        10. The Guarantor agrees that the sole proper venue for the determination of any litigation commenced by either Guarantor or Bank on any basis shall be in a court of competent jurisdiction which is located in Fayette County, Kentucky, and the parties hereby expressly declare that any other venue shall be improper and Guarantor expressly waives any right to a determination of any such litigation against Guarantor by a court in any other venue. Guarantor further agrees that service of process by any

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judicial officer or by registered or certified U.S. mail shall establish personal jurisdiction over Guarantor, and Guarantor waives any rights under the laws of any state to object to jurisdiction within the Commonwealth of Kentucky. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive, but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the laws of the Commonwealth of Kentucky or by any other state in an action brought by Bank in such state. Provided, however, nothing herein shall in any way be deemed to limit the ability of Bank to serve any writs, process or summons in any other manner permitted by applicable law or to obtain jurisdiction over Guarantor in such other jurisdictions and in such manner as may be permitted by applicable law.

        11. The undersigned does hereby agree and acknowledge that the maximum aggregate liability of the Guarantor shall be the sum of Two Hundred Thousand Dollars ($200,000.00), plus interest accruing on said amount, plus fees, charges and costs of collecting the guaranteed indebtedness (including reasonable attorneys fees).

        12. This Guaranty shall terminate on January 30, 1999. Provided, however, the undersigned acknowledges and agrees that such termination shall not affect his liability with respect to:
(a) obligations created or incurred prior to such date (which specifically includes the Note), or (b) extensions or renewals of, interest accruing on, or fees, costs or expenses incurred with respect to such obligations (which specifically includes the Note), on or after such date.

        13. If any payment made on the Note shall be required to be repaid or refunded by Bank as a result of any bankruptcy or insolvency of Borrower or of Guarantor or by virtue of any claim of preference, invalidity, unenforceability or right of rescission, Guarantor hereby acknowledges and agrees that Guarantor shall remain liable for the amount of such payment refunded, to the extent provided herein, as if such payment had never been made by Borrower or by Guarantor to Bank.

        14. This Guaranty shall remain fully enforceable irrespective of any claim, defense or counterclaim which Borrower may or could assert as to the Note, including, but not limited to, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, fraud, bankruptcy, and usury, all of which Guarantor hereby waives along with any standing by Guarantor to assert any said claim, defense or counterclaim.

        15. The Guarantor has, to his satisfaction, independently investigated: (a) Borrower's credit history; (b) Borrower's payment history with Bank; (c) Borrower's past, current and projected financial condition; and (d) the sufficiency of any collateral supporting Borrower's obligations under the Note. Guarantor represents and warrants that he has relied exclusively on his own independent investigation of Borrower for his decision to guarantee the Note. Guarantor agrees that he has sufficient knowledge of Borrower to make an informed decision about this Guaranty, and that Bank has no duty or obligation to disclose any information in its possession or control about Borrower to Guarantor.

I. In the event that any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

II. The provisions of this Guaranty shall be binding upon the Guarantor and his respective heirs, successors, legal representatives and assigns and shall inure to the benefit of the holder of the Note, and its successors, endorsees and assigns.

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        IN WITNESS WHEREOF, the Guarantor has executed this Guaranty to be effective as of the date and year first above written.



                                   /s/ John R. Owens, President
                                   ---------------------------------------
                                   EQUITY INSURANCE MANAGERS, INC.




STATE OF KENTUCKY

COUNTY OF FAYETTE

        Subscribed, acknowledged and sworn to before me this 30th day of December, 1997, by John Robert Owens, as President of Equity Insurance Managers, Inc., as Guarantor.

        My Commission Expires:    July 11, 2000
                              --------------------


                                   /s/ Judith W. Lis
                                   ---------------------------------------
                                   NOTARY PUBLIC, STATE AT LARGE

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